SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 19, 1996




                          CITIBANK (SOUTH DAKOTA), N.A.
                                  ON BEHALF OF
                       CITIBANK CREDIT CARD MASTER TRUST I
          (Issuer in respect of the Citibank Credit Card Master Trust I
      8 1/2% Class A Credit Card Participation Certificates, Series 1991-1
        9% Class B Credit Card Participation Certificates, Series 1991-1
        8 % Class A Credit Card Participation Certificates, Series 1991-3
      9 1/4% Class B Credit Card Participation Certificates, Series 1991-3
        8% Class A Credit Card Participation Certificates, Series 1991-4
      8 1/4% Class B Credit Card Participation Certificates, Series 1991-4
      7.875% Class A Credit Card Participation Certificates, Series 1991-6 8.350% Class B Credit Card Participation Certificates, Series 1991-6
      6 1/4% Class B Credit Card Participation Certificates, Series 1992-1 Floating Rate Class A Credit Card Participation Certificates, Series 1992-3 Floating Rate Class B Credit Card Participation Certificates, Series 1992-3
      5 1/2% Class B Credit Card Participation Certificates, Series 1993-1 5.95% Class A Credit Card Participation Certificates, Series 1993-2
      6.15% Class B Credit Card Participation Certificates, Series 1993-2
       5.50% Class A Credit Card Participation Certificates, Series 1993-3
      5.70% Class B Credit Card Participation Certificates, Series 1993-3
      4.65% Class A Credit Card Participation Certificates, Series 1994-1
       4.85% Class B Credit Card Participation Certificates, Series 1994-1
      7.25% Class A Credit Card Participation Certificates, Series 1994-2
      7.50% Class B Credit Card Participation Certificates, Series 1994-2
       6.80% Class A Credit Card Participation Certificates, Series 1994-3
      7.00% Class B Credit Card Participation Certificates, Series 1994-3
      8.25% Class A Credit Card Participation Certificates, Series 1994-4
       8.25% Class A Credit Card Participation Certificates, Series 1995-1
      8.45% Class B Credit Card Participation Certificates, Series 1995-1



                                                  [COVER PAGE 1 OF  2 PAGES]

        8 % Class A Credit Card Participation Certificates, Series 1995-2 7.85% Class A Credit Card Participation Certificates, Series 1995-3
   Floating Rate Class A Credit Card Participation Certificates, Series 1995-4
       7.65% Class B Credit Card Participation Certificates, Series 1995-4 Floating Rate Class A Credit Card Participation Certificates, Series 1995-5
       6.75% Class A Credit Card Participation Certificates, Series 1995-6 6.90% Class B Credit Card Participation Certificates, Series 1995-6
      6.70% Class A Credit Card Participation Certificates, Series 1995-8
       6.85% Class B Credit Card Participation Certificates, Series 1995-8
      6.55% Class A Credit Card Participation Certificates, Series 1995-9
      6.65% Class B Credit Card Participation Certificates, Series 1995-9 5.90% Class A Credit Card Participation Certificates, Series 1995-10 6.05% Class B Credit Card Participation Certificates, Series 1995-10
  Floating Rate Class A Credit Card Participation Certificates, Series 1995-11
    Zero Coupon Class A Credit Card Participation Certificates, Series 1996-1 Zero Coupon Class B Credit Card Participation Certificates, Series 1996-1
                       (collectively, the "Certificates"))

                (Exact name of registrant as specified in charter)


         UNITED STATES OF AMERICA                      46-0358360

    (State or other jurisdiction            (I.R.S. Employer Identification No.)
          of incorporation)


      33-38312, 33-41054, 33-41055, 33-42235, 33-43575, 33-43576, 33-47657,
     33-48148, 33-52152, 33-62180, 33-77802, 33-84834, 33-97664 AND 33-99328

                            (Commission File Numbers)


         701 EAST 60TH STREET, NORTH                                  57117
        SIOUX FALLS, SOUTH DAKOTA                                    (Zip Code)
          (Address of principal
            executive offices)

       Registrant's telephone number, including area code: (605) 331-2626


                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)





                                                 [COVER PAGE 2 OF  2 PAGES]

ITEM 5.  OTHER EVENTS.

         The information provided below is provided in respect of Citibank Credit Card Master Trust I. Certain capitalized terms used herein are used as defined in the Glossary of Terms at the end of this Report.

LOSS AND DELINQUENCY EXPERIENCE

         The following tables set forth the loss and delinquency experience with respect to payments by cardholders for each of the periods shown for the Accounts. With respect to the Loss Experience table below, loss experience is shown on a cash basis for Principal Receivables. If accrued Finance Charge Receivables which have been written off were included in losses in the following table, Net Losses would be higher as an absolute number and as a percentage of the average of Principal and Finance Charge Receivables outstanding during the periods indicated. There can be no assurance that the loss and delinquency experience for the Receivables in the future will be similar to the historical experience set forth below with respect to the Accounts.

                                                      LOSS EXPERIENCE FOR THE ACCOUNTS(1)
                                                             (DOLLARS IN THOUSANDS)

                                                                                                    YEAR ENDED DECEMBER 31,
                                                                        SIX MONTHS           --------------------------------------
                                                                           ENDED
                                                                       JUNE 30, 1996         1995           1994           1993
    ---------------------..............................................--------             ------           -------      --------

Average Principal Receivables Outstanding(2).....................     $31,101,096        $25,083,447     $18,066,914   $13,738,599

Net Losses(3)....................................................        $777,172           $956,261        $685,118      $688,392

Net Losses as a Percentage of Average Principal Receivables
  Outstanding(4).................................................           5.00%              3.81%           3.79%         5.01%

- ---------------
(1) Losses consist of write-offs of Principal Receivables.
(2) Average Principal Receivables Outstanding is the average of Principal Receivables outstanding during the periods indicated.
(3) Net losses as a percentage of gross charge-offs for the first six months of 1996 were 92.23% and for each of the years ended December 31, 1995, 1994 and 1993 were 88.49%, 86.14% and 88.30%, respectively. Gross charge-offs are charge-offs before recoveries and do not include the amount of any reductions in Average Principal Receivables Outstanding due to fraud, returned goods, customer disputes or certain other miscellaneous write-offs.
(4) The percentage for the six months ended June 30, 1996 is an annualized number.




                                              DELINQUENCIES AS A PERCENTAGE OF THE ACCOUNTS(1)(2)
                                                             (DOLLARS IN THOUSANDS)
                                                                                      AS OF DECEMBER 31,
                                                                                  --------------------------------------------------
                                           AS OF
                                       JUNE 30, 1996                  1995                 1994                        1993
- ---------                                    ----------
NUMBER OF DAYS                DELINQUENT                   DELINQUENT            DELINQUENT                    DELINQUENT
DELINQUENT                     AMOUNT(1)   PERCENTAGE(2) AMOUNT(1)PERCENTAGE(2)  AMOUNT(1)  PERCENTAGE(2)   AMOUNT(1)  PERCENTAGE(2)
                            --------------  --------------------------------    ---------------------------------------------------

35-64 days.............   $636,432      2.02%         $699,878       2.75%         $439,224       2.40%          $360,189     2.58%
65-94 days.............    331,636      1.05           353,832       1.39           228,335       1.25            196,227     1.41
95 days or more........    566,219      1.79           558,613       2.20           360,774       1.97            331,334     2.37
 ..........................---------------------   ------------   ----------    ------------   --------       ------------  --------
 Total................. $1,534,287      4.86%       $1,612,323       6.34%       $1,028,333       5.62%          $887,750     6.36%



(1) The Delinquent Amount includes both the Principal Receivables and Finance Charge Receivables.
(2) The percentages are the result of dividing the Delinquent Amount by the average of Principal and Finance Charge Receivables outstanding during the periods indicated.



REVENUE EXPERIENCE


        The revenues for the Accounts from finance charges, fees paid by cardholders and interchange for the six months ended June 30, 1996 and for each year of the three-year period ended December 31, 1995 are set forth in the following table.
        The revenue experience in the following table is presented on a cash basis before deduction for charge-offs. Revenues from finance charges, fees and interchange will be affected by numerous factors, including the periodic finance charge on the receivables, the amount of any annual membership fee, other fees paid by cardholders, the percentage of cardholders who pay off their balances in full each month and do not incur periodic finance charges on purchases, the percentage of Accounts bearing finance charges at promotional rates and changes in the level of delinquencies on the Receivables.



                                                               REVENUE EXPERIENCE FOR THE ACCOUNTS
                                                                      (DOLLARS IN THOUSANDS)


                                                    SIX MONTHS           YEAR ENDED DECEMBER 31,
                                                       ENDED
                                                   JUNE 30, 1996       1995         1994       1993

Finance Charges and Fees Paid (1)................     $2,832,497   $4,545,420     $3,397,756  $2,860,602
Average Revenue Yield (2)(3).....................         18.21%       18.11%      18.81%       20.82%


(1) Certain amounts included in Finance Charges and Fees Paid will be treated for purposes of the Pooling Agreement as Principal Receivables rather than Finance Charge Receivables. These amounts were less than 5% of Finance Charges and Fees Paid for each of the periods shown in the table.
(2) Average Revenue Yield is the result of dividing Finance Charges and Fees Paid by Average Principal Receivables Outstanding during the periods indicated.
(3) The percentage for the six months ended June 30, 1996 is an annualized number.

          The periodic finance charge assessed on most of the premium accounts for purchases of merchandise and services and cash advances in the Accounts is lower than the periodic finance charge assessed on most of the nonpremium accounts for such purchases and advances. The revenues related to periodic finance charges and fees (other than annual fees) depend in part upon the collective preference of cardholders to use their credit cards as revolving debt instruments for purchases and cash advances and to pay off account balances over several months as opposed to convenience use (where the cardholders prefer instead to pay off their entire balance each month, thereby avoiding periodic finance charges on purchases) and upon other services of which the cardholder chooses to avail himself and which are paid for by the use of the card. Fees for these other services will be treated for purposes of the Pooling Agreement and the Series Supplement as Principal Receivables rather than Finance Charge Receivables; however, the Banks will be permitted to specify that any such fees will be treated as Finance Charge Receivables. Revenues related to periodic finance charges and fees also depend on the types of charges and fees assessed on the Accounts and on whether such Accounts are nonpremium or premium Accounts. Accordingly, revenues will be affected by future changes in the types of charges and fees assessed on the Accounts, on the respective percentages of the Receivables balances of nonpremium and premium Accounts and in the types of Additional Accounts the receivables for which are added to the Trust from time to time. Revenues could be adversely affected by future changes in fees and charges assessed by CBSD and other factors.

         CBSD has previously reduced the finance charges and reduced or eliminated the annual fees applicable to, and modified some other terms of, certain of the Accounts. Effective January 1, 1995, CBSD eliminated the annual fees applicable to certain other Accounts, including certain of its affinity and co-branded card products. These changes have reduced the gross yield of the Accounts.

CARDHOLDER MONTHLY PAYMENT RATES FOR THE ACCOUNTS

         Monthly payment rates on the Receivables may vary because, among other things, cardholders may fail to make a required payment, may only make payments as low as the minimum required payment or may make payments as high as the entire outstanding balance. Monthly payment rates on the Receivables may also vary due to seasonal purchasing and payment habits of cardholders. The following table sets forth the highest and lowest cardholder monthly payment rates for the Accounts during any month in the periods shown and the average of the cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of the total beginning account balances for such month. Monthly payment rates reflected in the table include amounts which would be deemed payments of Principal Receivables and Finance Charge Receivables with respect to the Accounts. In addition, the amount of outstanding Receivables and the rates of payments, delinquencies, charge-offs and new borrowings on the Accounts depend on a variety of factors including seasonal variations, the availability of other sources of credit, general economic conditions, tax laws, consumer spending and borrowing patterns and the terms of the Accounts (which are subject to change by CBSD).



                                                                   CARDHOLDER MONTHLY PAYMENT RATES FOR THE ACCOUNTS

                                                              SIX MONTHS                 YEAR ENDED DECEMBER 31,
                                                                  ENDED         --------------------------------------
                                                              JUNE 30, 1996         1995          1994          1993
     --------------------.......................................................-------------   ------         -----

Lowest Month.................................................    18.41%           17.59%        18.21%        15.74%
Highest Month................................................    20.87%           20.92%        21.33%        21.97%
Average of the Months in the Period..........................    19.52%           19.09%        19.69%        18.22%


         CBSD has changed certain fees and other terms of certain Accounts, including a decrease in the required minimum monthly payment. CBSD does not expect these changes to have any material adverse effect on cardholder monthly payment rates for the Accounts. Effective January 1, 1995, CBSD eliminated the annual fees applicable to certain Accounts, including certain of its affinity and co-branded card products. This change did not have a material adverse effect on cardholder monthly payment rates for the Accounts.

THE RECEIVABLES


         The Receivables in the Accounts as of July 7, 1996 included $381,848,499 of Finance Charge Receivables and $31,414,439,867 of Principal Receivables (which amounts include overdue Finance Charge Receivables and overdue Principal Receivables). As of July 7, 1996, there were 26,076,615 Accounts. The Accounts had an average Principal Receivable balance of $1,205 and an average credit limit of $4,598. The average total Receivable balance in the Accounts as a percentage of the average credit limit with respect to the Accounts was 27%. Approximately 75% of the Accounts were opened prior to June 1994. Approximately 13.32%, 11.11%, 6.68% and 5.56% of the Accounts related to cardholders having billing addresses in California, New York, Texas and Florida, respectively. Not more than 5% of the Accounts related to cardholders having billing addresses in any other single state.

         The following tables summarize the Accounts by various criteria as of July 7, 1996. References to "Receivables Outstanding" in the following tables include both Finance Charge Receivables and Principal Receivables. Because the composition of the Accounts will change in the future, these tables are not necessarily indicative of the future composition of the Accounts.


                                                            COMPOSITION OF ACCOUNTS BY ACCOUNT BALANCE

                                                                        PERCENTAGE                          PERCENTAGE
                                                                         OF TOTAL                           OF TOTAL
                                                       NUMBER OF         NUMBER OF     RECEIVABLES          RECEIVABLES
                       ACCOUNT BALANCE                 ACCOUNTS          ACCOUNTS      OUTSTANDING          OUTSTANDING
      -------------------------------...........................-----------------------------------          -----------
Credit Balance(1)....................................  1,106,860        4.24%         $(46,001,479)          (0.14)%
No Balance(2)........................................  9,621,100       36.91                      0           0.00
Less than or equal to $500.00........................  3,961,596       15.19            814,517,196           2.56
$500.01 to $1,000.00.................................  2,386,547        9.15          1,768,516,649           5.56
$1,000.01 to $2,000.00...............................  3,437,996       13.18          5,058,180,181          15.90
$2,000.01 to $3,000.00...............................  1,976,329        7.58          4,880,317,075          15.35
$3,000.01 to $4,000.00...............................  1,189,929        4.56          4,120,551,416          12.96
$4,000.01 to $5,000.00...............................    885,411        3.40          3,998,776,611          12.58
$5,000.01 to $6,000.00...............................    525,862        2.02          2,875,621,879           9.04
$6,000.01 to $7,000.00...............................    329,596        1.26          2,133,093,066           6.71
$7,000.01 to $8,000.00...............................    224,754        0.86          1,679,442,142           5.28
$8,000.01 to $9,000.00...............................    146,908        0.56          1,245,569,000           3.92
$9,000.01 to $10,000.00..............................    110,924        0.43          1,052,168,944           3.31
Over $10,000.00......................................    172,803        0.66          2,215,535,686           6.97
                                                 ---------------   ----------  --------------------    -----------
     Total........................................... 26,076,615      100.00%       $31,796,288,366         100.00%

(1) Credit balances are a result of cardholder payments and credit adjustments applied in excess of an Account's unpaid balance. Accounts which currently have a credit balance are included because Receivables may be generated with respect thereto in the future.
(2) Accounts which currently have no balance are included because Receivables may be generated with respect thereto in the future.



                                                             COMPOSITION OF ACCOUNTS BY CREDIT LIMIT

                                                                                    PERCENTAGE             PERCENTAGE
                                                                                     OF TOTAL               OF TOTAL
                                                       NUMBER OF       NUMBER OF    RECEIVABLES            RECEIVABLES
              CREDIT LIMIT                             ACCOUNTS        ACCOUNTS     OUTSTANDING            OUTSTANDING
      -------------------------------               ------------     -----------    ---------------        ------------
Less than or equal to $500.00........................  1,589,122        6.09%          $112,788,692           0.35%
$500.01 to $1,000.00.................................  1,929,700        7.40            651,149,675           2.05
$1,000.01 to $2,000.00...............................  4,758,510       18.25          3,193,927,633          10.04
$2,000.01 to $3,000.00...............................  3,453,464       13.24          3,172,223,012           9.98
$3,000.01 to $4,000.00...............................  2,452,233        9.40          2,792,216,961           8.78
$4,000.01 to $5,000.00...............................  2,930,898       11.24          3,950,719,668          12.43
Over $5,000.00.......................................  8,962,688       34.38         17,923,262,725          56.37
                                                  --------------   ----------  --------------------      ----------
     Total........................................... 26,076,615      100.00%       $31,796,288,366         100.00%


                                                                      COMPOSITION OF ACCOUNTS BY PAYMENT STATUS

                                                                                    PERCENTAGE             PERCENTAGE
                                                                                     OF TOTAL               OF TOTAL
                                                     NUMBER OF         NUMBER OF     RECEIVABLES           RECEIVABLES
                       PAYMENT STATUS                ACCOUNTS          ACCOUNTS      OUTSTANDING           OUTSTANDING
      -------------------------------         .   --------------    -----------------------------------    -----------
Current(1)........................................... 24,490,055       93.93%       $28,191,456,199          88.67%
Up to 34 days delinquent.............................    944,604        3.62          2,070,545,724           6.51
35 to 64 days delinquent.............................    302,203        1.16            636,431,646           2.00
65 to 94 days delinquent.............................    133,897        0.51            331,635,979           1.04
95 to 124 days delinquent............................     87,057        0.33            229,524,421           0.72
125 to 154 days delinquent...........................     65,924        0.25            184,754,628           0.58
155 to 184 days delinquent...........................     52,875        0.20            151,939,769           0.48
                                                  --------------  ----------   --------------------     -----------
     Total........................................... 26,076,615      100.00%       $31,796,288,366         100.00%


(1) Includes Accounts on which the minimum payment has not yet been received prior to the second billing date following the issuance of the related bill.

                                                                  COMPOSITION OF ACCOUNTS BY AGE

                                                                                      PERCENTAGE            PERCENTAGE
                                                                                       OF TOTAL              OF TOTAL
                                                        NUMBER OF        NUMBER OF    RECEIVABLES           RECEIVABLES
                  AGE                                   ACCOUNTS          ACCOUNTS    OUTSTANDING           OUTSTANDING
                -------                              -----------------------------    -----------           -----------

Less than or equal to 6 months.......................          0        0.00%$                    0           0.00%
Over 6 months to 12 months...........................  1,501,973        5.76          1,842,323,397           5.79
Over 12 months to 24 months..........................  5,002,215       19.18          5,473,873,538          17.22
Over 24 months to 36 months..........................  3,092,316       11.86          3,329,111,713          10.47
Over 36 months to 48 months..........................  1,725,612        6.62          2,053,036,943           6.46
Over 48 months....................................... 14,754,499       56.58         19,097,942,775          60.06
                                                 ---------------  ----------   --------------------     -----------
     Total........................................... 26,076,615      100.00%       $31,796,288,366         100.00%


CERTAIN LEGAL MATTERS
    Since October 1991, a number of lawsuits have been filed in several states against CBSD and other out-of-state credit card issuing banks (both federally-insured state-chartered banks and federally-insured national banks) which challenge various fees and charges (such as late fees, over-the-limit fees, returned check charges and annual membership fees) assessed against residents of the states in which such suits were filed, based on restrictions or prohibitions under such states' laws alleged to be applicable to the out-of-state credit card issuers. On June 3, 1996 in Smiley v. Citibank (South Dakota), N.A., the Supreme Court of the United States, in a unanimous opinion in favor of CBSD, ruled that the determination of the Comptroller of the Currency defining the term "interest" for purposes of the National Bank Act was entitled to judicial deference. As a result of this decision, the Banks expect that all such pending cases against CBSD will be resolved in favor of CBSD in the near future.

                                    GLOSSARY OF TERMS

"Accounts" means the portfolio of revolving credit card accounts established and supplemented in accordance with the Pooling Agreement.

"Additional Accounts" consist of newly originated Eligible Accounts to be included as Accounts and Accounts relating to any Lump Sum Additions.

"Banks" means Citibank (South Dakota), N.A., a national banking association, and Citibank (Nevada), National Association, a national banking association.

"CBSD" means Citibank (South Dakota), N.A.

"Eligible Accounts" An "Eligible Account" is defined to mean a credit card account owned by CBSD which, as of the Trust Cut-Off Date with respect to an Initial Account or as of the additional cut-off date with respect to an Additional Account: (a) is in existence and maintained by CBSD; (b) is payable in United States dollars; (c) in the case of the Initial Accounts, has a cardholder who has provided, as his most recent billing address, an address located in the United States or its territories or possessions or a military address; (d) has a cardholder who has not been identified by CBSD in its computer files as being involved in a voluntary or involuntary bankruptcy proceeding; (e) has not been identified as an Account with respect to which the related card has been lost or stolen; (f) has not been sold or pledged to any other party; (g) does not have receivables which have been sold or pledged to any other party; and (h) in the case of the Initial Accounts, is a VISA or MasterCard revolving credit card account.

"Finance Charge Receivables" consist of all periodic finance charges, annual membership fees, cash advance fees and late charges on amounts charged for merchandise and services and certain other fees designated by the Banks. In addition, certain Interchange attributed to cardholder charges for merchandise and services in the Accounts will be treated as Finance Charge Receivables.

"Interchange" means interchange fees payable to Citibank (South Dakota) or any additional seller, in its capacity as credit card issuer, through VISA, Mastercard or any other similar entity or organization with respect to any other type of revolving credit card accounts included as Accounts (except as otherwise provided in the initial Assignment with respect to any such other type of Accounts), in connection with cardholder charges for goods and services.

"Lump Sum Addition" means the designation of additional Eligible Accounts to be included as Accounts pursuant to Section 2.09(a) or (b) of the Pooling Agreement.

"Pooling Agreement" means the Pooling and Servicing Agreement dated as of May 29, 1991 among the Banks and Yasuda Bank and Trust Company (U.S.A.), a New York trust company, including all amendments thereto.

"Principal Receivables" consist of all amounts charged by cardholders for merchandise and services, amounts advanced to cardholders as cash advances and all other fees billed to cardholders on the Accounts.

"Receivables" means all amounts shown on the Servicer's records as amounts payable by the Person or Persons obligated to make payments with respect to the Accounts.

"Receivables Outstanding" as defined on page 7.

"Series Supplement" means any series supplement to the Pooling Agreement executed in connection with the original issuance of a series of Investor Certificates pursuant to Section 6.03 of the Pooling Agreement.

"Trust" means Citibank Credit Card Master Trust I.

"Trustee" means Yasuda Bank and Trust Company (U.S.A.), a New York trust company.

                                     SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CITIBANK (SOUTH DAKOTA), N.A.,
                                                 as Servicer
                                                 (Registrant)


                                                 By: \s\ Eugene D. Rowenhorst
                                                        Eugene D. Rowenhorst
                                                        Senior Vice President


Dated:    July 17, 1996